UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

NEXPOINT RESIDENTIAL TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36663	47-1881359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed by NexPoint Residential Trust, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 2025, James Dondero received a greater number of votes “withheld” than votes “for” his election as a director at the 2025 annual meeting of stockholders. The Company further reported that, in accordance with the Company’s majority voting policy, Mr. Dondero tendered his resignation from the board of directors (the “Board”), with the effectiveness of such resignation conditioned upon the Board’s acceptance thereof.

In accordance with the Company’s majority voting policy, the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) considered Mr. Dondero’s tendered resignation and recommended that the Board reject his tendered resignation. On July 28, 2025, on the recommendation of the NCG Committee, the Board determined that it was in the best interest of the Company and its stockholders to reject Mr. Dondero’s tendered resignation. Mr. Dondero did not participate in the NCG Committee’s recommendation, or the Board’s decision, regarding his tendered resignation or future Board service.

In reaching this decision, the NCG Committee and the Board considered a number of factors, including, but not limited to: (1) Mr. Dondero’s expertise in investment management and real estate investment trusts; (2) his experience as both an executive officer and a director of multiple companies; (3) his tenure on the Board and the perspective on the Company, its history and its business that this experience provides; (4) his role as Chairman of the Board and President of the Company, and that the NCG Committee and Board believe that combining these positions is the most effective leadership structure for the Company at this time; and (5) that proxy advisory firm voting recommendations against Mr. Dondero’s election were due to director attendance at Board meetings and that Mr. Dondero has attended all of the Board meetings so far in 2025.

As a result, Mr. Dondero will continue to serve as a member of the Board until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Paul Richards
Name:	Paul Richards
Title:	Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date: July 28, 2025